Exhibit 10.2

Guaranty

In order to induce American National Insurance Company, a Texas insurance company (“Lender”) to make that certain $19,000,000 loan (the “Loan”) to TNP SRT Osceola Village, LLC, a Delaware limited liability company (“Master Lessor”), Lender has required that TNP Strategic Retail Trust, Inc., a Maryland corporation (“Guarantor”) execute this Guaranty of that certain Master Lease Agreement between Master Lessor and TNP SRT Osceola Village Master Lessee, LLC, a Delaware limited liability company (“Tenant”) for certain premises containing approximately 23,005 square feet of space (the “Premises”), located in that certain shopping center containing approximately 116,000 square feet of space (the “Center”), located in Kissimmee, Florida, of which the Premises are a part.

Accordingly, Guarantor hereby unconditionally, absolutely and irrevocably guarantees to Lender, and its successors and assigns, the prompt and full payment and performance by Tenant of each and every item, covenant, condition, provision and obligation to be paid, kept, observed or performed by Tenant under the Lease (collectively the “Obligations”). The liability of Guarantor is coextensive with that of Tenant and also joint and several, and legal action may be brought against Guarantor and carried to final judgment either with or without making Tenant or any assignee or successor thereof as a party thereto. Without limiting the generality of the foregoing, This Guaranty shall be enforceable against Guarantor without the necessity of (i) any suit instigated by Master Lessor against Tenant or any other guarantor, (ii) the exhaustion of Master Lessor’s remedies with respect to Tenant under the Lease or any other guarantor, or (iii) the enforcement of Master Lessor’s rights with respect to any security which has ever been given to secure the payment and performance of the Obligations. This Guaranty shall also be enforceable without the necessity of any notice of Tenant’s nonpayment or nonperformance except to the extent required by the Lease, notice of acceptance of this Guaranty or any other notice or demand to which Guarantor might otherwise be entitled, all of which Guarantor hereby expressly waives.

This Guaranty shall be binding upon the undersigned, and all successors, assigns, personal or legal representatives and heirs, and shall inure to the benefit of Lender and Lender’s successors and assigns. The undersigned hereby consents and agrees that this Guaranty may be assigned by Master Lessor, without recourse, in connection with any sale or assignment by Master Lessor of part or all of its interest in the Center in which the Premises under the Lease are contained.

The obligations of Guarantor shall be irrevocable and unconditional, irrespective of the genuineness, validity, regularity or enforceability of the Lease or any security given for the Obligations or any circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor, and Guarantor waives the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty, and agrees that the obligations of Guarantor hereunder shall not be affected by any circumstances, whether or not referred to in this Guaranty, which might otherwise constitute a legal or equitable discharge of a surety or guarantor. Without limiting the generality of the foregoing, Guarantor agrees that the occurrence of the following events (or any thereof), whether they occur with or without notice or consent by Guarantor, will in no way release or impair any liability or obligation of Guarantor hereunder: (i) Master Lessor, in its discretion, waives compliance by Tenant with any of its Obligations or covenants under the Lease or waives any default thereunder, or grants any indulgence with respect to the Lease, (ii) Master Lessor with Tenant’s written agreement modifies, amends or changes any provision of the Lease or the guaranty of any other guarantor (including, without limitation, any termination or release of such guaranty), (iii) Master Lessor grants extensions or renewals of the Lease or the Obligations, (iv) Master Lessor transfers its interest in the premises covered by the Lease or its rights under this Guaranty, (v) Master Lessor consents to the assignment by Tenant of its rights under the Lease or consent to the subletting of all or any part of the Premises, (vi) Master Lessor deals in any respect with Tenant and the Obligations, and any other guarantor and such guaranty, as if this Guaranty were not in effect, (vii) Master Lessor, in its discretion, waives compliance by any other guarantor with any of its Obligations or covenants under such other guaranty or waives any default thereunder, or grants any indulgence with respect to the such guaranty, (viii) the release or discharge of Tenant or any other guarantor in an creditor’s proceedings, receivership, bankruptcy or other proceeding, (ix) the impairment, limitation or modification of the liability of Tenant or the estate of Tenant in bankruptcy, or of any remedy for the enforcement of Tenant’s liability under the Lease, resulting from the operation of any present or future provision of the federal Bankruptcy Act or other statute or from the decision in any court, and (x) the rejection or disaffirmance of the Lease in any such proceedings. If, as a result of such proceedings, Master Lessor is forced to refund any payment made by Tenant to Master Lessor because it is found to be a preference or for any other reason, Guarantor hereby covenants to pay such amount to Master Lessor upon demand.

All of Master Lessor’s rights and remedies under the Lease or under this Guaranty are intended to be distinct, separate and cumulative, and no such right or remedy therein mentioned is intended to be in exclusion of or a waiver of any of the others. Specifically, the obligation of Guarantor hereunder shall not be released by Master Lessor’s receipt, application or release of security given for performance and observance of covenants and conditions required to be performed and observed by Tenant under the Lease.

If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

All references to the singular shall include the plural and vice versa and all references to any gender shall include the others, wherever appropriate.

As used herein, the term “Tenant” shall include any successor or assignee of Tenant, the term “Master Lessor” shall include any successor or assignee of Master Lessor, and the term “Lease” shall include any amendment, extension or renewal of the Lease.

TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM THAT RELATES TO OR ARISES OUT OF ANY OF THIS GUARANTY OR THE LEASE OR THE ACTS OR FAILURE TO ACT OF OR BY MASTER LESSOR OR MASTER LESSOR’S LENDER IN CONNECTION WITH THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS GUARANTY OR THE LEASE.

THIS GUARANTY EMBODIES THE FINAL, ENTIRE AGREEMENT OF GUARANTOR AND MASTER LESSOR WITH RESPECT TO GUARANTOR’S GUARANTY OF THE OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR AND MASTER LESSOR AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND MASTER LESSOR, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND MASTER LESSOR.

THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN THE STATE OF FLORIDA. GUARANTOR HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT WITH RESPECT TO THIS GUARANTY MAY BE MAINTAINED IN THE COURTS OF OSCEOLA COUNTY, FLORIDA OR IN THE U.S. DISTRICT COURT FOR THE MIDDLE DISTRICT OF FLORIDA AND GUARANTOR HEREBY CONSENTS TO THE VENUE OF SUCH COURTS.

The terms, covenants, provisions, conditions and obligations contained in this Guaranty may not be waived, changed, modified, discharged, terminated or abandoned, except by agreement in writing, signed by Lender and Guarantor.

All notices or other communications to be provided pursuant to this Guaranty shall be in writing and shall be deemed to be properly served if sent by Federal Express or similar courier service with overnight delivery, or by professional messenger service (with receipt therefor) or by certified or registered mail, return receipt requested, (i) if to Lender, c/o Mortgage and Real Estate Investment Department, One Moody Plaza, Galveston, Texas 77550; and (ii) if to Guarantor, at the address for the Master Lessor under the Lease. All notices or other communications to be provided pursuant to this Guaranty sent by certified or registered mail, return receipt requested, first-class postage prepaid shall be deemed effective when they are mailed, otherwise such notices or other communications shall be effective upon receipt.

[Signatures Follow]

IN WITNESS WHEREOF, the undersigned has executed this Guaranty effective as of the Date of Lease.

GUARANTOR:	TNP STRATEGIC RETAIL TRUST, INC.,
a Maryland limited liability company

	By:	/s/ Jack R. Maurer
	Name:	Jack R. Maurer
	Its:	Vice Chairman

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